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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  July 14, 1995



                         AMERICAN GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)



             Texas                1-7981                74-0483432
         (State or other      (Commission File         (IRS Employer
         jurisdiction of          Number)              Identification
         incorporation)                                   Number)


               2929 Allen Parkway, Houston, Texas         77019
           (Address of principal executive offices)     (Zip Code)




     Registrant's telephone number, including area code:   (713) 522-1111

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Item 5.     Other Events.

      On July 11, 1995, a duly authorized Committee (the "Terms Committee") of the Board of Directors of American General Corporation (the "Company") authorized the issuance in an underwritten public offering of $150,000,000 aggregate principal amount of the Company's 7 1/2% Notes Due 2025 issued pursuant to the Senior Indenture dated as of May 15, 1995 between the Company and Chemical Bank, as Trustee (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No. 33-58317, 33-58317-01 and 33-58317-02) (the "Registration Statement") and the related Prospectus dated May 23, 1995 and Prospectus Supplement dated July 11, 1995.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

      (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

      Exhibit
      Number                             Description


      4(a)              Resolutions of the Terms Committee adopted on July 11,
                        1995 establishing the terms of the Notes, certified by
                        an Assistant Secretary of the Company.
      4(b)              Form of 7 1/2% Note Due 2025.

      5 Opinion of Vinson & Elkins L.L.P., special counsel for the Company, as to the legality of the Notes.
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                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN GENERAL CORPORATION



Dated:   July 13, 1995                    By: /S/ JAMES L. GLEAVES
                                              James L. Gleaves
                                              Vice President and Treasurer
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                                 EXHIBIT INDEX



            Exhibit
            Number                     Description

            4(a) Resolutions of the Terms Committee adopted on July 11, 1995 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

            4(b)        Form of 7 1/2% Note Due 2025.

            5 Opinion of Vinson & Elkins L.L.P., special counsel for the Company, as to the legality of the Notes.
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